Consent of Independent Auditors





Board of Directors
Capital Associates, Inc.:

We consent to the use of our report included herein relating to the balance sheet of Capital Associates, Inc. and subsidiaries as of May 31, 1997, and to the reference to our firm under the heading "Experts" in the prospectus.





                                                       /s/KPMG Peat Marwick LLP
                                                       -------------------------
                                                       KPMG Peat Marwick LLP

Denver, Colorado
October 15, 1997